SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                                                         May 30, 2003

                      WEBCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Oklahoma                                                                       0-23242                                                               73-1097133
(State or other jurisdiction of                               (Commission File Number)                                               (IRS Employer
        incorporation)                                                                                                                                Identification No.)

9101 West 21st Street,          Sand Springs, Oklahoma          74063
(Address of principal executive offices)                              (Zip Code)

Registrant’s telephone number, including area code:          (918) 241-1000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c)        Exhibits

    99.1     Press Release dated May 30, 2003

Item 9.  Regulation FD Disclosure

Item 12.  Results of Operations and Financial Condition

        On May 30, 2003, Webco Industries, Inc. issued a press release announcing earnings for the third quarter of fiscal 2003, a copy of which is furnished as an Exhibit to this Form 8-K Report and in response to both Items 9 and 12 of Form 8-K.  This information is being is being "furnished" rather than "filed" with the Commission in accordance with the rules and regulations of the Commission..

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             WEBCO INDUSTRIES, INC.

Dated: June 3, 2003                                               By: /s/ Michael P. Howard
                                                                                   Michael P. Howard
                                                                                   Vice President and
                                                                                   Chief Financial Officer